UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		February 14, 2018

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9172	34-1505819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, SUITE 220, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 229-5151
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 14, 2018, the Compensation Committee of the Board of Directors of NACCO Industries, Inc. (the “Company”) approved the termination of The NACCO Industries, Inc. 1975 Stock Option Plan and The NACCO Industries, Inc. 1981 Stock Option Plan because the Company no longer utilizes stock options to compensate senior management.

On the same date, the Company’s Compensation Committee also approved the termination of The Retirement Benefit Plan for Alfred M. Rankin, Jr. and The NACCO Industries, Inc. Unfunded Benefit Plan, both of which have been frozen since 2008 (together, the “Frozen Plans”) and can be terminated without adverse tax consequences to the Company. The Compensation Committee also approved the termination of The North American Coal Corporation Long-Term Incentive Compensation Plan to reflect the changes in the Company’s compensation philosophy.

The termination of the Frozen Plans necessitates the termination of portions of The NACCO Industries, Inc. Executive Excess Retirement Plan and The North American Coal Corporation Excess Retirement Plan in order to satisfy requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company’s termination action applies only with respect to benefits under the above plans which are subject to Section 409A of the Code, which generally applies to benefits credited, earned or vested after December 31, 2004. Benefits under the above plans that are exempt from Section 409A of the Code are not affected by the Company’s termination action.

The account balances under the above plans that are subject to Section 409A of the Code will be distributed to plan participants or their beneficiaries in accordance with Section 409A of the Code during the period beginning February 14, 2019 and ending February 13, 2020. The following current and former executive officers will receive distributions from the above plans during such period based on the following amounts as of December 31, 2017:

Name	Amount
Alfred M. Rankin, Jr. Former Chairman, President and Chief Executive Officer of the Company	$12,939,370
Carroll L. Dewing Vice President - Operations, The North American Coal Corporation	$553,961
John D. Neumann Vice President, General Counsel and Secretary of the Company and The North American Coal Corporation	$523,496
Harry B. Tipton III Vice President - Engineering, The North American Coal Corporation	$432,854

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 20, 2018		NACCO INDUSTRIES, INC.

		By:	/s/ Sarah E. Fry
		Name:	Sarah E. Fry
		Title:	Associate General Counsel and Assistant Secretary